Exhibit 4.17
CERTIFICATE OF TRUST
OF
FIRST MERCHANTS CAPITAL TRUST IV
     This Certificate of Trust of First Merchants Capital Trust IV (the “Trust”) is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) (the “Act”).
1.	Name. The name of the statutory trust formed by this Certificate of Trust is “First Merchants Capital Trust IV”.

2.	Trustee. The name and business address of the trustee of the Trust in the State of Delaware are U.S. Bank Trust National Association, 300 Delaware Avenue, 9th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Group.

3.	Effective Date. This Certificate of Trust shall be effective upon filing.
     IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee
By:	/s/ Annette E. Morgan
	Name:	Annette E. Morgan
	Title:	Assistant Vice President

/s/ Michael C. Rechin			,
Michael C. Rechin, not in his individual capacity
but solely as Trustee

/s/ Jami L. Bradshaw			,
Jami L. Bradshaw, not in her individual capacity
but solely as Trustee

/s/ Mark K. Hardwick			,
Mark K. Hardwick, not in his individual capacity
but solely as Trustee

CERTIFICATE OF TRUST
OF
FIRST MERCHANTS CAPITAL TRUST V
     This Certificate of Trust of First Merchants Capital Trust V (the “Trust”) is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) (the “Act”).
4.	Name. The name of the statutory trust formed by this Certificate of Trust is “First Merchants Capital Trust V”.

5.	Trustee. The name and business address of the trustee of the Trust in the State of Delaware are U.S. Bank Trust National Association, 300 Delaware Avenue, 9th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Group.

6.	Effective Date. This Certificate of Trust shall be effective upon filing.
     IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee
By:	/s/ Annette E. Morgan
	Name:	Annette E. Morgan
	Title:	Assistant Vice President

/s/ Michael C. Rechin			,
Michael C. Rechin, not in his individual capacity
but solely as Trustee

/s/ Jami L. Bradshaw			,
Jami L. Bradshaw, not in her individual capacity
but solely as Trustee

/s/ Mark K. Hardwick			,
Mark K. Hardwick, not in his individual capacity
but solely as Trustee